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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 29, 2004 in the Registration Statement on Form S-1 and related Prospectus of Spark Networks plc."



                                                /s/ ZIV HAFT
                                       -----------------------------------
                                                    Ziv Haft
                                       Certified Public Accountants (Isr.)
                                                BDO member firm



Tel-Aviv, March 2, 2005